UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

MONOPAR THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL 60091	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                    Effective June 1, 2021, Monopar Therapeutics Inc. (the “Company”) appointed Andrew Cittadine, age 49, to serve as Chief Operating Officer.

                    Mr. Cittadine is an experienced healthcare executive and serial entrepreneur with a successful track record of identifying, founding, and building healthcare businesses from concept to commercialization to acquisition by Fortune Global 1000 firms. Since 2011, Mr. Cittadine had served as Chief Executive Officer of Diagnostic Photonics Inc, a venture capital backed developer and manufacturer of advanced imaging systems for oncology surgery and diagnostics.  Prior to that, he founded two successful diagnostic imaging companies, Sensant Corp. and American Biooptics, and leading both through acquisitions, by Siemens and Olympus, respectively. His leadership experience also includes acting as startup CEO of a critical care company, SonarMed, which was acquired by Medtronic. He has managed manufacturing and quality systems implementation, execution of multi-center clinical trials, and regulatory clearances for new technologies in Europe and the US. Mr. Cittadine received his BA, BS, and MS from Stanford and an MBA from Northwestern’s Kellogg School of Management.  As previously announced, Mr. Cittadine has been serving as a consultant to the Company over the past few months to explore strategic and developmental options for MNPR-101 as an intraoperative imaging agent in bladder cancer surgery as well as other cancers.

                   In connection with his appointment, Mr. Cittadine entered into the Company’s standard form of executive employment agreement, pursuant to which, among other things, he will receive an annual base salary of $275,000, be eligible for an annual bonus target of up to 35% of base salary and receive an initial grant of 100,000 stock options (subject to shareholder approval of the amendments to the equity plan at the upcoming annual meeting) that vest over four years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: June 1, 2021	By:	/s/ Kim R. Tsuchimoto
Name: Kim R. Tsuchimoto
Title: Chief Financial Officer, Secretary and Treasurer